                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2001
                              (February 16, 2001)

                        AMERICAN RETIREMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

                  Tennessee                               01-13031                 62-1674303
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(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                                               Identification No.)

         111 Westwood Place, Suite 202
              Brentwood, Tennessee                              37027
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     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (615) 221-2250




                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 9.       Regulation FD Disclosure
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        On February 16, 2001, American Retirement Corporation issued a press release announcing that it will broadcast its fourth quarter 2000 conference call via live WebCast on Thursday, February 22 at 11:00 a.m. EST. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN RETIREMENT CORPORATION

Date: February 20, 2001                     By: /s/ W. E. Sheriff
                                                --------------------------------
                                            W. E. Sheriff
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX



      No.            Exhibit
      ---            -------
     99.1            February 16, 2001 Press Release